EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Carolina First Corporation:


We consent to the use of our report incorporated herein by reference.




                                                        KPMG LLP
                                                        --------
                                                        KPMG LLP


Greenville, South Carolina
March 7, 2000